EXHIBIT 4.2

AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

This Amended and Restated Investors’ Rights Agreement (this “Agreement”) is made and entered into as of January 25, 2012 by and among Marin Software Incorporated, a Delaware corporation (the “Company”), and the persons and entities listed on Exhibit A attached hereto (the “Investors”) and the persons listed on Exhibit B attached hereto (the “Stockholders”).

WHEREAS, immediately following the Purchase and the Redemption (as such terms are defined below) the Stockholder will own that number of shares of the Company’s Common Stock (the “Common Stock”) as shown beside the Stockholder’s name on Exhibit B attached hereto.

WHEREAS, certain of the Investors (the “Series A Investors”) are holders of outstanding shares of the Company’s Series A Preferred Stock (the “Series A Stock”) issued by the Company to the Series A Investors pursuant to a Series A Preferred Stock Purchase Agreement by and among the Company and the Series A Investors dated November 8, 2006, as amended from time to time (the “Series A Agreement”).

WHEREAS, certain of the Investors (the “Series A-1 Investors”) are holders of outstanding shares of the Company’s Series A-1 Preferred Stock (the “Series A-1 Stock”) issued by the Company to the Series A-1 Investors pursuant to a Series A-1 Preferred Stock Purchase Agreement by and among the Company and the Series A-1 Investors dated September 14, 2007, as amended from time to time (the “Series A-1 Agreement”).

WHEREAS, certain of the Investors (the “Series B Investors”) are holders of outstanding shares of the Company’s Series B Preferred Stock (the “Series B Stock”) issued by the Company to such Series B Investors pursuant to a Series B Preferred Stock Purchase Agreement by and among the Company and the Series B Investors dated March 12, 2008 (the “Series B Agreement”).

WHEREAS, certain of the Investors (the “Series C Investors”) are holders of outstanding shares of the Company’s Series C Preferred Stock (the “Series C Stock”) issued by the Company to such Series C Investors pursuant to a Series C Preferred Stock Purchase Agreement by and among the Company and the Series C Investors dated April 14, 2009 (the “Series C Agreement”).

WHEREAS, certain of the Investors (the “Series D Investors”) are holders of outstanding shares of the Company’s Series D Preferred Stock (the “Series D Stock”) issued by the Company to such Series D Investors pursuant to a Series D Preferred Stock Purchase Agreement by and among the Company and the Series D Investors dated May 11, 2010 (the “Series D Agreement”).

WHEREAS, certain of the Investors (the “Series E Investors” and collectively with the Series A Investors, the Series A-1 Investors, the Series B Investors, the Series C Investors and the Series D Investors, the “Prior Investors”) are holders of outstanding shares of the Company’s Series E Preferred Stock (the “Series E Stock”) issued by the Company to such Series E Investors pursuant to a Series E Preferred Stock Purchase Agreement by and among the Company and the Series E Investors dated March 29, 2011 (the “Series E Agreement”).

WHEREAS, the Prior Investors have also been granted certain information and registration rights and rights of first refusal under an Amended and Restated Investors’ Rights Agreement by and among the Company, the Prior Investors and the Stockholders, dated March 29, 2011 (the “Prior Rights Agreement”).

WHEREAS, certain of the Investors (the “Series F Investors”) have agreed to purchase (the “Purchase”) shares of the Company’s Series F Preferred Stock (the “Series F Stock” and, together with the Series A Stock, Series A-1 Stock, Series B Stock, Series C Stock, Series D Stock and Series E Stock, the “Preferred Stock”) pursuant to a Series F Preferred Stock Purchase Agreement by and among the Company and the Series F Investors, dated of even date herewith, as amended from time to time (the “Series F Agreement”).

WHEREAS, immediately following the Purchase, the Company and certain of the Company’s current stockholders (the “Selling Stockholders”) are entering into that certain Stock Redemption Agreement by and among the Company and the Selling Stockholders pursuant to which the Company will purchase shares of Common Stock from such Selling Stockholders as described therein (the “Redemption”).

WHEREAS, the Series F Agreement provide that, as a condition to the Series F Investors’ purchase of Series F Stock thereunder, the Company will enter into this Agreement and the Series F Investors will be granted the rights set forth herein with respect to the Series F Stock held by them.

WHEREAS, the Company, the Stockholders, the Prior Investors and the Series F Investors desire to enter into this Agreement in order to amend, restate, and replace the rights and obligations of the parties under the Prior Rights Agreement and to grant the Stockholders, the Prior Investors and the Series F Investors the rights and obligations set forth in this Agreement. Section 4.2 of the Prior Rights Agreement provides that the Prior Rights Agreement may be amended by the written consent of (1) the holders of at least two-thirds (2/3) of the Registrable Securities (as defined in Section 2.1 of the Prior Rights Agreement) held by Investors and (2) the holders of at least a majority of the Registrable Securities held by the Founder (as defined in Section 2.1 of the Prior Rights Agreement) with respect to such rights relating to the Founder, and (3) the Company, and the undersigned parties to this Agreement hold at least a two-thirds (2/3) of the Registrable Securities held by the Investors and at least a majority of the Registrable Securities held by the Founder.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

1. INFORMATION RIGHTS.

1.1 Basic Financial Information. The Company covenants and agrees that, commencing on the date of this Agreement, for so long as any Investor (a “Qualified Investor”) holds at least 50,000 shares of Preferred Stock issued under the Series A Agreement, Series A-1 Agreement, Series B Agreement, Series C Agreement, Series D Agreement, Series E Agreement and/or Series F Agreement and/or the equivalent number (on an as-converted basis) of shares of Common Stock of the Company issued upon the conversion of such Preferred Stock (any such shares, “Conversion Stock”), it will:

(a) Annual Reports. Furnish to each Qualified Investor, as soon as practicable and in any event within one hundred twenty (120) days after the end of each fiscal year of the Company, an audited consolidated Balance Sheet as of the end of such fiscal year, an audited consolidated Statement of Operations and an audited consolidated Statement of Cash Flows of the Company and its subsidiaries for such year, all prepared in accordance with generally accepted accounting principles and practices and audited by nationally recognized independent certified public accountants (unless the Board of Directors of the Company, including the director appointed by the holders of Series B Stock, determines that it is in the best interests to use independent certified public accountants without national recognition and/or to not obtain audited financial statements).

(b) Quarterly Reports. Furnish to each Qualified Investor, as soon as practicable and in any case within forty-five (45) days after the end of each fiscal quarter of the Company (except the last quarter of the Company’s fiscal year), quarterly unaudited financial statements, including an unaudited Balance Sheet, an unaudited Statement of Operations and an unaudited Statement of Cash Flows.

(c) Monthly Reports. Furnish to each Qualified Investor who requests such information, as soon as practicable, and in any case within thirty (30) days after the end of each calendar month (except the last month of the Company’s fiscal year), monthly unaudited financial statements, including an unaudited Balance Sheet, an unaudited Statement of Operations and an unaudited Statement of Cash Flows.

(d) Annual Budget. Furnish to each Qualified Investor as soon as practicable and in any event no later than sixty (60) days prior to the close of each fiscal year of the Company, an annual operating plan and budget, prepared on a monthly basis, for the next immediate fiscal year. The Company shall also furnish to such Qualified Investor, within a reasonable time of its preparation, amendments to the annual budget, if any.

1.2 Inspection Rights. The Company shall permit each Qualified Investor, at such Qualified Investor’s expense, to visit and inspect the Company’s properties, to examine its books of account and records and to discuss the Company’s affairs, finances and accounts with its officers, all at such reasonable times as may be requested in advance by such Qualified Investor.

1.3 Confidentiality. Each Qualified Investor agrees to hold all information received pursuant to this Section 1 in confidence, and not to use or disclose any of such information to any third party, except to the extent such information may be made publicly available by the Company; provided, however, that such Qualified Investor may disclose such information (i) as may be required by law, (ii) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their bona fide services in connection with monitoring its investment in the Company and (iii) to any partner, member or affiliate of such Qualified Investor so long as such partner, member or affiliate is advised of the confidentiality provisions of this Section 1.3 and is bound by confidentiality obligations at least as restrictive as this Section 1.3. Provided further, solely as to Benchmark Capital, DAG Ventures, Crosslink Capital, SAP Ventures Fund I, L.P., and Sennett Investments (Mauritius) Pte Ltd, and each of their respective affiliates, the confidentiality obligations of this Section 1 shall be limited to a standard of care consistent with the manner in which Benchmark, DAG Ventures Crosslink Capital, SAP Ventures Fund I, L.P. or Sennett Investments (Mauritius) Pte Ltd, as applicable, treats similar information of its other portfolio companies, but not less than a reasonable standard of care.

1.4 Termination of Certain Rights. The Company’s obligations under Sections 1.1 and 1.2 above will terminate immediately prior to the earlier of (a) upon the closing of the first sale of the Company’s Common Stock to the general public pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”); (b) immediately prior to the closing of a Liquidation Event (as such term is defined in the Company’s Restated Certificate of Incorporation, as may be amended from time to time) pursuant to which the Investors receive cash, marketable securities, and/or securities that are registered under the Securities Act of 1933, as amended; or (c) upon the Company becoming subject to the reporting obligations of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

2. REGISTRATION RIGHTS.

2.1 Definitions. For purposes of this Section 2:

(a) Registration. The terms “register,” “registration” and “registered” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement.

(b) Registrable Securities. The term “Registrable Securities” means:

(i) all the shares of Common Stock of the Company issued or issuable upon the conversion of any shares of Series A Stock issued under the Series A Agreement, any shares of Series A-1 Stock issued under the Series A-1 Agreement, any shares of Series B Stock issued under the Series B Agreement, any shares of Series C Stock issued under the Series C Agreement, any shares of Series D Stock issued under the Series D Agreement and/or under the Secondary Stock Purchase Agreement, dated as of May 11, 2010, by and between the Company and certain Purchasers (as defined therein), any shares of Series E Stock issued under the Series E Agreement and/or any shares of Series F Stock issued under the Series F Agreement, as such agreements may hereafter be amended from time to time;

(ii) for purposes of Section 2.3 only, shares of Common Stock held by Christopher Lien (the “Founder”) (or his successors) set forth in Exhibit B attached hereto (the “Founder’s Shares”);

(iii) for purposes of Sections 2.3 and 2.4 only, all shares of Common Stock of the Company issued or issuable upon the conversion of the shares of Series B Preferred Stock issued pursuant to the exercise or conversion of that certain Warrant to Purchase Stock issued on or about October 31, 2008 to Silicon Valley Bank and all shares of Common Stock of the Company issued pursuant to exercise of that certain Warrant to Purchase Common Stock issued on or about December 9, 2011 to Silicon Valley Bank (such shares, collectively, the “SVB Warrant Shares” and such warrants, collectively, the “SVB Warrants”);

(iv) any shares of Common Stock of the Company issued (or issuable upon the conversion or exercise of any warrant, right or other security which is issued) as a dividend or other distribution with respect to, or in exchange for or in replacement of, all such shares of Common Stock described in clause (i), (ii) or (iii) of this subsection (b); provided, however, that any such shares issued on the shares of Common Stock described in (ii) above shall be similarly limited in their treatment as Registrable Securities and shall be treated as Registrable Securities for purposes of Section 2.3 only; provided, further, that any shares issued on the shares of Common Stock described in (iii) above shall be similarly limited in their treatment as Registrable Securities and shall be treated as Registrable Securities for purposes of Sections 2.3 and 2.4 only;

excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which rights under this Section 2 are not assigned in accordance with this Agreement or any Registrable Securities with respect to which, pursuant to Section 2.11 hereof, the holders are no longer entitled to registration rights pursuant to Sections 2.2, 2.3 or 2.4 hereof; provided, however, that notwithstanding anything herein to the contrary, the Founder’s Shares and any shares of Common Stock described in this clause of this Section 2(b) that are issued in respect of any Founder’s Shares, shall not be Registrable Securities for purposes of Sections 2.2, 2.4 or 3 of this Agreement; provided, further, that notwithstanding anything herein to the contrary, the SVB Warrant Shares and any shares of Common Stock described in this clause of this Section 2(b) that are issued in respect of any SVB Warrant Shares, shall not be Registrable Securities for purposes of Sections 2.2 or 3 of this Agreement.

(c) Registrable Securities Then Outstanding. The number of shares of “Registrable Securities then outstanding” shall mean the number of shares of Common Stock which are

Registrable Securities that are then (1) issued and outstanding or (2) issuable pursuant to the exercise, exchange or conversion of then-outstanding and then-exercisable and qualifying options, warrants or convertible or exchangeable securities.

(d) Holder. The term “Holder” means any person owning of record Registrable Securities or any assignee of record of such Registrable Securities to whom rights set forth herein have been duly assigned in accordance with this Agreement; provided, however, that for purposes of this Agreement, a record holder of shares of Preferred Stock convertible into such Registrable Securities shall be deemed to be the Holder of such Registrable Securities; and provided, further, that the Company shall in no event be obligated to register shares of Preferred Stock, and that Holders of Registrable Securities will not be required to convert their shares of Preferred Stock into Common Stock in order to exercise the registration rights granted hereunder, until immediately before the closing of the offering to which the registration relates. For the avoidance of doubt, no reference in Section 2.2, 2.4 or 3 of this Agreement to a “Holder” or “Holders” shall include any Stockholder.

(e) Form S-3. The term “Form S-3” means such form under the Securities Act as is in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

(f) SEC. The term “SEC” or “Commission” means the U.S. Securities and Exchange Commission.

2.2 Demand Registration.

(a) Request by Holders. If the Company shall receive, at any time after the earlier of (i) the five-year anniversary of the Closing (as defined in the Series F Agreement) or (ii) six months after the effective date of the Company’s initial public offering of its securities pursuant to a registration filed under the Securities Act, a written request from the Holders of at least fifty percent (50%) of the Registrable Securities then outstanding and held by Investors that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities pursuant to this Section 2.2, then the Company shall, within twenty (20) days after the receipt of such written request, give written notice of such request (the “Request Notice”) to all Holders, and effect, as soon as practicable, the registration under the Securities Act of all Registrable Securities which Holders request to be registered and included in such registration by written notice given by such Holders to the Company within twenty (20) days after receipt of the Request Notice, subject only to the limitations of this Section 2; provided, however, that the Registrable Securities requested by all Holders to be registered pursuant to such request must have an anticipated aggregate public offering price (before any underwriting discounts and commissions) of not less than fifteen million dollars ($15,000,000).

(b) Underwriting. If the Holders initiating the registration request under this Section 2.2 (the “Initiating Holders”) intend to distribute the Registrable Securities covered by their request by means of an underwriting, then they shall so advise the Company as a part of their request made pursuant to this Section 2.2 and the Company shall include such information in the written notice referred to in subsection 2.2(a). In such event, the right of any Holder to include his, her, or its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting by the Company, provided such managing underwriter or underwriters are reasonably acceptable to the Initiating Holders. Notwithstanding any other provision of this Section 2.2, if the underwriter(s) advise(s) the Company in writing that marketing factors require a limitation of the number of securities to be underwritten then the Company shall so advise all Holders of Registrable Securities that would otherwise be registered and underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be reduced as required by the underwriter(s) and allocated among the Holders of Registrable Securities on a pro rata basis according to the number of Registrable Securities then outstanding held by each Holder requesting registration (including the Initiating Holders); provided, however, that the number of shares of Registrable Securities to be included in such underwriting and registration shall not be reduced unless all other securities of the Company are first entirely excluded from the underwriting and registration. Any Registrable Securities excluded and withdrawn from such underwriting shall be withdrawn from the registration.

(c) Maximum Number of Demand Registrations. The Company is obligated to effect only two (2) such registrations pursuant to this Section 2.2.

(d) Deferral. Notwithstanding the foregoing, if the Company shall furnish to Holders requesting the filing of a registration statement pursuant to this Section 2.2 a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing for a period of not more than one hundred twenty (120) days after receipt of the request of the Initiating Holders, provided, however, that the Company may not utilize this right more than once in any twelve (12) month period and provided further that the Company shall not register any securities for the account of itself or any other stockholder during such one hundred twenty (120) day period).

(e) Expenses. All expenses incurred in connection with a registration pursuant to this Section 2.2, including without limitation all registration and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements, not to exceed thirty-five thousand dollars ($35,000), of one (1) counsel for the selling Holders (but excluding underwriters’ discounts and commissions), shall be borne by the Company. Each Holder participating in a registration pursuant to this Section 2.2 shall bear such Holder’s proportionate share (based on the number of shares sold by such Holder over the total number of shares included in such registration at the time it is declared effective) of all discounts, commissions or other amounts payable to underwriters or brokers in connection with such offering and any fees and disbursements above thirty-five thousand dollars ($35,000) of any counsel for the participating Holders. Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to this Section 2.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered, unless the Holders of a majority of the Registrable Securities then outstanding agree to forfeit their right to one (1) demand registration pursuant to this Section 2.2 (in which case such right shall be forfeited by all Holders of Registrable Securities); provided, further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company not known to the Holders at the time of their request for such registration and have withdrawn their request for registration with reasonable promptness after learning of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their demand registration rights pursuant to this Section 2.2.

(f) No Right to Registration. The Company shall not be required to effect a registration pursuant to this Section 2.2:

(i) during the period starting with the date of filing of, and ending on the date one hundred eighty (180) days following the effective date of the registration statement pertaining to the Company’s initial public offering or any registration under the Securities Act in which Registrable Securities were registered; or

(ii) if within 30 days of receipt of a written request from the Initiating Holders pursuant to this Section 2.2, the Company gives notice to the Initiating Holders of the Company’s intention to file a registration statement pertaining to such initial public offering within 90 days, provided that the Company is actively employing in good faith all commercially reasonable efforts to cause such registration statement to become effective.

2.3 Piggyback Registrations. The Company shall notify all Holders of Registrable Securities in writing at least thirty (30) days prior to filing any registration statement under the Securities Act for purposes of effecting a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to any registration under Section 2.2 or Section 2.4 of this Agreement (provided that the Company shall comply with the notice requirements therein), or to any employee benefit plan or a corporate reorganization or other transaction covered by Rule 145 promulgated under the Securities Act, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities) and will afford each such Holder an opportunity to include in such registration statement all or any part of the Registrable Securities then held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by such Holder shall, within twenty (20) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Holder wishes to include in such registration statement. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

(a) Underwriting. If a registration statement under which the Company gives notice under this Section 2.3 is for an underwritten offering, then the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder’s Registrable Securities to be included in a registration pursuant to this Section 2.3 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Agreement, if the managing underwriter determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares (including Registrable Securities) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, first, to the Company and second to Holders requesting inclusion of their Registrable Securities in such registration statement on a pro rata basis based on the number of Registrable Securities held by each such Holder. Provided, however, that the right of the underwriters to exclude shares (including Registrable Securities) from the registration and underwriting as described above shall be restricted so that the number of Registrable Securities included in any such registration is not reduced below thirty percent (30%) of the shares included in the registration, except for a registration relating to the Company’s initial public offering, from which all Registrable Securities may be excluded. Provided further, that in no event shall any Registrable Securities be excluded from such offering unless all other stockholders’ securities have been first excluded and that no securities held by the Founder shall be included in such offering if any Registrable Securities held by any Holder (and that such Holder has requested to be registered) are excluded from such offering. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice, given in accordance with Section 6.1 hereof, to the Company and the underwriter, delivered at least twenty (20) days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder that is a partnership, limited liability company, venture capital fund or corporation, the partners, retired partners, members, retired members and stockholders of such Holder, or the estates and family members of any such partners, retired partners, members or retired members, affiliated venture capital fund and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “Holder,” and any pro rata reduction with respect to such “Holder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “Holder,” as defined in this sentence.

(b) Expenses. All expenses incurred in connection with a registration pursuant to this Section 2.3, including without limitation all registration and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements, not to exceed thirty-five thousand dollars ($35,000), of one (1) counsel for the selling Holders, which may be counsel for the Company (but excluding underwriters’ discounts and commissions), shall be borne by the Company. Each Holder participating in a registration pursuant to this Section 2.3 shall bear such Holder’s proportionate share (based on the number of shares sold by such Holder over the total number of shares included in such registration at the time it goes effective) of all discounts, commissions or other amounts payable to underwriters or brokers in connection with such offering and any fees and disbursements above thirty-five thousand dollars ($35,000) of any counsel for the participating Holders.

2.4 Form S-3 Registration. In case the Company shall receive from any Holder or Holders of at least thirty percent (30%) of the Registrable Securities then outstanding a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, then the Company will do the following:

(a) Notice. Promptly give written notice of the proposed registration and the Holder’s or Holders’ request therefor, and any related qualification or compliance, to all other Holders of Registrable Securities.

(b) Registration. As soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within twenty (20) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.4:

(i) if Form S-3 is not available for such offering;

(ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than ten million dollars ($10,000,000);

(iii) if the Company shall furnish to the Holders a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement no more than once during any twelve (12) month period for a period of not more than one hundred twenty (120) days after receipt of the request of the Holder or Holders under this Section 2.4 and provided further that the Company shall not register any securities for the account of itself or any other stockholder during such one hundred twenty (120) day period (other than a registration relating solely to the sale of securities of participants in a Company stock plan, a registration relating to a corporate reorganization or transaction under Rule 145 of the Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered);

(iv) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two (2) registration on Form S-3 for the Holders pursuant to this Section 2.4;

(v) if the Company has already effected a total of three (3) registrations on Form S-3 for the Holders pursuant to this Section 2.4; or

(vi) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

(c) Expenses. Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered pursuant to this Section 2.4 as soon as practicable after receipt of the request or requests of the Holders for such registration. The Company shall pay all expenses incurred in connection with each registration requested pursuant to this Section 2.4, (excluding underwriters’ or brokers’ discounts and commissions), including without limitation all filing, registration and qualification, printers’ and accounting fees and the reasonable fees and disbursements, not to exceed thirty-five thousand dollars ($35,000), of one (1) counsel for the selling Holder or Holders and counsel for the Company. Each Holder participating in a registration pursuant to this Section 2.3 shall bear such Holder’s proportionate share (based on the number of shares sold by such Holder over the total number of shares included in such registration at the time it goes effective) of all discounts, commissions or other amounts payable to underwriters or brokers in connection with such offering and any fees and disbursements above thirty-five thousand dollars ($35,000) of any counsel for the participating Holders. Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to this Section 2.4 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered, unless the Holders of a majority of the Registrable Securities then outstanding agree to forfeit their right to one (1) Form S-3 registration pursuant to this Section 2.4 (in which case such right shall be forfeited by all Holders of Registrable Securities); provided, further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company not known to the Holders at the time of their request for such registration and have withdrawn their request for registration with reasonable promptness after learning of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their demand registration rights pursuant to this Section 2.4.

(d) Not Demand Registration. Form S-3 registrations shall not be deemed to be demand registrations as described in Section 2.2 above.

2.5 Obligations of the Company. Whenever required to effect the registration of any Registrable Securities under this Agreement, the Company shall, as expeditiously as reasonably possible:

(a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to ninety (90) days.

(b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

(c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration.

(d) Use reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting hereby agrees to also enter into and perform its obligations under such an agreement.

(f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. The Company will use commercially reasonable efforts to amend or supplement such prospectus in order to cause such prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

2.6 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 2.2, 2.3 or 2.4 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to timely effect the registration of their Registrable Securities.

2.7 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

2.8 Indemnification. In the event any Registrable Securities are included in a registration statement under Sections 2.2, 2.3 or 2.4:

(a) By the Company. To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, members, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, the “Violations” and, individually, a “Violation”):

(i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; or

(ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

(iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such registration statement.

The Company will reimburse each such Holder, partner, member, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred after a request for reimbursement has been received by the Company, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 2.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, member, director, underwriter or controlling person of such Holder.

(b) By Selling Holders. To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder’s partners, members, directors or officers or any person who controls such Holder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, partner, member or director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration. Each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, partner, member, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action; within three months after a request for reimbursement has been received by the indemnifying Holder, provided, however, that the indemnity agreement contained in this subsection 2.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further, that the total amounts payable in indemnity by a Holder under this Section 2.7(b) in respect of any Violation shall not exceed the net proceeds received by such Holder in the registered offering out of which such Violation arises.

(c) Notice. Promptly after receipt by an indemnified party under this Section 2.7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.7, deliver to the indemnifying party a written notice of the commencement thereof. The indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties (including the indemnified party); provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.7 to the extent of such prejudice, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.7.

(d) Contribution. If the indemnification provided for in this Section 2.7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by such indemnified party with respect to such loss, liability, claim, damage or expense in the proportion that is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. In any such case, no such Holder will be required to contribute any amount, when taken together with amounts paid in indemnification pursuant to Section 2.8(b), in excess of the net proceeds received by such Holder in the registered offering.

(e) Conflict with Underwriting Agreement. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement will control; provided, however, that to the extent such underwriting agreement does not address a matter addressed by this Agreement, that failure to address such matter shall not be deemed a conflict between the provisions of this Agreement and the underwriting agreement; provided, further, however, that in no event shall any indemnification or contribution by a Holder exceed the net proceeds from the offering received by such Holder.

(f) Survival. The obligations of the Company and Holders under this Section 2.7 shall survive the completion of any offering of Registrable Securities in a registration statement, and otherwise.

2.9 “Market Stand-Off” Agreement. Each Holder and Founder hereby agrees that it shall not, to the extent requested by the Company or an underwriter of securities of the Company, sell or otherwise transfer or dispose of any Registrable Securities or other shares of stock of the Company then owned by such Holder (other than to donees or partners of the Holder who agree to be similarly bound) for up to one hundred eighty (180) days following the effective date of the Company’s first registration statement filed under the Securities Act that covers securities to be sold on its behalf to the public in an underwritten offering (but not to Registrable Securities sold pursuant to such registration statement); provided however that, if during the last 17 days of the restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs, or prior to the expiration of the restricted period the Company announces that it will release earnings results during the 16-day period beginning on the last day of the restricted period, and if the Company’s securities are listed on the Nasdaq Stock Market and Rule 2711 of thereof applies, then the restrictions imposed by this Section 2.9 shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. In no event will the restricted period extend beyond 215 days after the effective date of the registration statement; provided, further, that:

(a) such agreement shall be applicable only to the first such registration statement of the Company which covers securities to be sold on its behalf to the public in an underwritten offering but not to Registrable Securities sold pursuant to such registration statement; and

(b) (i) all officers and directors of the Company then holding Common Stock of the Company and (ii) all employee stockholders holding in the aggregate at least one percent (1%) of the total then-outstanding equity of the Company, enter into agreements that require them to be bound for at least one hundred eighty (180) days.

For purposes of this Section 2.9, the term “Company” shall include any wholly owned subsidiary of the Company into which the Company merges or consolidates. In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the shares subject to this Section and to impose stop transfer instructions with respect to the Registrable Securities and such other shares of stock of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period. The underwriters in connection with the Company’s initial public offering are intended third-party beneficiaries of this Section 2.9 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing within any reasonable timeframe so requested. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply pro rata to all Holders subject to such agreements, based on the number of shares subject to such agreements; provided, however that the parties hereto acknowledge and agree that any “directed shares” as described in Section 3A below shall not be deemed a waiver or termination of the restrictions hereunder.

2.10 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable

Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to:

(a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

(b) Use reasonable, diligent efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

(c) So long as a Holder owns any Registrable Securities, to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to the reporting requirements of the Exchange Act), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration (at any time after the Company has become subject to the reporting requirements of the Exchange Act).

2.11 Termination of the Company’s Obligations. The Company shall have no obligations pursuant to Sections 2.2 through 2.4 with respect to: (a) any request or requests for registration made by any Holder on a date more than four (4) years after the closing date of the Company’s first Qualified IPO (as such term is defined in the Company’s Restated Certificate of Incorporation, as amended from time to time); or (b) any Registrable Securities proposed to be sold by a Holder in a registration pursuant to Section 2.2, 2.3 or 2.4 if all such Registrable Securities proposed to be sold by such Holder may be sold in a three (3) month period without registration under the Securities Act pursuant to Rule 144 under the Securities Act.

2.12 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities then outstanding (excluding the SVB Warrant Shares), enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 2.2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included, or (b) to make a senior or pari passu demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 2.2(a), or within one hundred twenty (120) days of the effective date of any registration effected pursuant to Section 2.2.

3. RIGHT OF FIRST REFUSAL.

3.1 General. Each Qualified Investor and any party to whom such Qualified Investor’s rights under this Section 3 have been duly assigned in accordance with Section 4.1(a) (each such Qualified Investor or assignee being hereinafter referred to as a “Rights Holder”) has the right of first refusal to purchase such Rights Holder’s Pro Rata Share (as defined below), of all (or any part) of any “New Securities” (as defined in Section 3.1) that the Company may from time to time issue after the date of this Agreement, provided, however, such Rights Holder shall have no right to purchase any such New Securities if such Rights Holder cannot demonstrate to the Company’s reasonable satisfaction that such Rights Holder is at the time of the proposed issuance of such New Securities (i) an “accredited investor” as such term is defined in Regulation D under the Securities Act and (ii) holds at least 50,000 shares of Registrable Securities. A Rights Holder’s “Pro Rata Share” for purposes of this right of first refusal is the ratio of (a) the number of Registrable Securities as to which such Rights Holder is the Holder (and/or is deemed to be the Holder under Section 2.1(c)), to (b) a number of shares of Common Stock of the Company equal to the sum of (1) the total number of shares of Common Stock of the Company then outstanding, (2) the total number of shares of Common Stock of the Company into which all then-outstanding shares of Preferred Stock are then convertible, (3) the number of shares of Common Stock of the Company reserved for issuance under any stock purchase or stock option plans of the Company and any outstanding warrants and (4) the number of shares of capital stock of the Company reserved for issuance under any then-outstanding agreements, commitments or other rights to acquire capital stock of the Company (not covered by the (3) above, but excluding the rights of first refusal under this Section 3 and other similar rights).

3.2 New Securities. “New Securities” shall mean any Common Stock or Preferred Stock of the Company, whether now authorized or not, and rights, options or warrants to purchase such Common Stock or Preferred Stock, and securities of any type whatsoever that are, or may become, convertible or exchangeable into such Common Stock or Preferred Stock; provided, however, that the term “New Securities” does not include:

(a) shares of Common Stock issued or issuable upon conversion of the outstanding shares of the Preferred Stock, or as a dividend or distribution on the shares of Preferred Stock or Common Stock;

(b) shares of Common Stock (or options, warrants or rights therefor) granted or issued hereafter to employees, officers, directors, contractors, consultants or advisers to, the Company or any Subsidiary pursuant to incentive agreements, stock purchase or stock option plans, stock bonuses or awards, warrants, contracts or other arrangements that are approved by the Company’s Board of Directors;

(c) shares of Common Stock or Preferred Stock (and/or options or warrants therefore) issued to parties that are providing the Company with equipment leases, real property leases, loans, credit lines, guaranties of indebtedness, cash price reductions or similar transactions that are approved by the Company’s Board of Directors (other than primarily for financing purposes);

(d) shares of Common Stock or Preferred Stock issued in connection with corporate partnering or like strategic business transactions (other than primarily for capital raising purposes) that, in each case, are approved by the Company’s Board of Directors including the director (if any) elected by the holders of Series B Stock, which approval shall not be withheld unreasonably;

(e) shares of Common Stock or Preferred Stock (or options or warrants therefore) issued in connection with the acquisition of another corporation or entity pursuant to a consolidation, merger, purchase of all or substantially all the assets of such entity, or other reorganization in which the Company acquires, in a single transaction or series of related transactions, all or substantially all of the assets of such entity or fifty percent (50%) or more of the equity ownership in such entity that, in each case, are approved by the Company’s Board of Directors;

(f) shares of Series F Stock (and the shares of Common Stock issuable upon conversion thereof) issued under the Series F Agreement, as such agreement may be amended and the grant of the rights set forth in Section 3A of this Agreement;

(g) shares of Common Stock or Preferred Stock issuable upon exercise of any options, warrants, notes or rights to purchase any securities of the Company outstanding as of the date of this Agreement and any securities issuable upon the conversion thereof;

(h) shares of Common Stock or Preferred Stock issued pursuant to (i) the issuance by the Company of a dividend or other distribution on Common Stock, (ii) a stock split, or (iii) a reverse stock split;

(i) shares of Common Stock issued or issuable in any public offering pursuant to a registration statement declared effective by the SEC;

(j) shares of Common Stock or Preferred Stock (and/or options or warrants therefore) issued or issuable in connection with a Liquidation Event (as defined below); provided, however, that (i) this exclusion shall not apply to the holders of Series E Preferred Stock, unless consented to by the holders of at least a majority of the outstanding shares of Series E Preferred Stock, and (ii) this exclusion shall not apply to the holders of Series F Preferred Stock, unless consented to by the holders of at least a majority of the outstanding shares of Series F Preferred Stock;

(k) shares of Series F Preferred Stock (and the shares of Common Stock issuable upon conversion thereof) issued in exchange for Common Stock pursuant to the Exchange; and

(l) shares of Common Stock or Preferred Stock (or options, or warrants or rights to acquire same), issued or issuable hereafter that are (i) approved by the Board, and (ii) approved by the vote of the holders of at least two-thirds of the then-outstanding Preferred Stock, voting together as a single class on an as-converted basis, as being excluded from the definition of “New Securities” under this Agreement; provided, however, that, except as set forth in subsections 3.2(a) through 3.2(k), the consent of the holders of a majority of the then outstanding Series E Preferred Stock shall be required for any exclusion from the definition of “New Securities” as related to the rights of the holders of Series E Preferred Stock under this Section 3 and the consent of the holders of a majority of the then outstanding Series F Preferred Stock shall be required for any exclusion from the definition of “New Securities” as related to the rights of the holders of Series F Preferred Stock under this Section 3.

3.3 Procedures. In the event that the Company proposes to undertake an issuance of New Securities, it shall give to each Rights Holder a written notice of its intention to issue New Securities (the “Notice”), describing the type of New Securities and the price and the general terms upon which the Company proposes to issue such New Securities given in accordance with Section 6.1 hereof. Each Rights Holder shall have ten (10) days from the date such Notice is effective, as determined pursuant to Section 6.1 hereof based upon the manner or method of notice, to agree in writing to purchase such Rights Holder’s Pro Rata Share of such New Securities for the price and upon the general terms specified in the Notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased (not to exceed such Rights Holder’s Pro Rata Share). If any Rights Holder fails to so agree in writing within such ten (10) day period to purchase such Rights Holder’s full Pro Rata Share of an offering of New Securities (a “Nonpurchasing Holder”), then such Nonpurchasing Holder shall forfeit the right hereunder to purchase that part of his Pro Rata Share of such New Securities that he, she or it did not so agree to purchase and the Company shall promptly give each Rights Holder who has timely agreed to purchase his full Pro Rata Share of such offering of New Securities (a “Purchasing Holder”) written notice of the failure of any Nonpurchasing Holder to purchase such Nonpurchasing Rights Holder’s full

Pro Rata Share of such offering of New Securities (the “Overallotment Notice”). Each Purchasing Holder shall have a right of overallotment such that such Purchasing Holder may agree to purchase a portion of the Nonpurchasing Holders’ unpurchased Pro Rata Share of such offering on a pro rata basis according to the relative Pro Rata Shares of the Purchasing Rights Holders, at any time within five (5) days after receiving the Overallotment Notice. The rights provided in this Section 3 may be assigned or transferred by any Holder that is an investment fund to any of its partners, members or any affiliated fund or entity of the Holder (including, without limitation, a fund or entity managed by the same manager or managing member or general partner or management company or by an entity controlling, controlled by, or under common control with such manager or managing member or general partner or management company (such a fund or entity, an “Affiliated Fund”).

3.4 Failure to Exercise. In the event that the Rights Holders fail to exercise in full the right of first refusal within such ten (10) day period, then the Company shall have ninety (90) days thereafter to sell the New Securities with respect to which the Rights Holders’ rights of first refusal hereunder were not exercised, at a price and upon general terms not materially more favorable to the purchasers thereof than specified in the Company’s Notice to the Rights Holders. In the event that the Company has not issued and sold the New Securities within such ninety (90) day period, then the Company shall not thereafter issue or sell any New Securities without again first offering such New Securities to the Rights Holders pursuant to this Section 3.

3.5 Termination; Waiver. The Company’s obligations under this Section 3 will terminate (a) upon the closing of a Qualified IPO (as such term is defined in the Company’s Restated Certificate of Incorporation, as it may be amended from time to time); (b) upon (1) the acquisition of all or substantially all the assets of the Company or (2) the closing of a Liquidation Event (as such term is defined in the Company’s Restated Certificate of Incorporation, as it may be amended from time to time) pursuant to which the Investors receive cash, marketable securities, and/or securities that are registered under the Securities Act of 1933, as amended; provided, however, in the event that such Liquidation Event is a sale of all or substantially all of the assets, this Agreement shall not terminate until the proceeds of such sale have been distributed to the stockholders in accordance with their liquidation preferences; or (c) with respect to any Rights Holder, on the date such Rights Holder no longer holds at least 50,000 shares of Preferred Stock, and/or Conversion Stock (as adjusted for any stock splits and combinations, stock dividends, recapitalizations or the like). For purposes of determining the number of shares held by a Rights Holder, the holdings of partners, members, stockholders or affiliates of such Rights Holder shall be aggregated together. Notwithstanding anything in Section 4.2 to the contrary, any provision of this Section 3 may be waived, either in whole or in part, and either prospectively or retrospectively, by Investors holding at least two thirds (2/3) of the Registrable Securities then held by all Investors (voting as a single class on an as-converted basis); provided, however, that the written consent of the holders of (i) a majority of the then outstanding Series E Preferred Stock, and (ii) a majority of the then outstanding Series F Preferred Stock, shall be required to the extent so required by Sections 3.2(j) and/or (l) above.

3.6 Waiver of Right of First Refusal. The undersigned Prior Investors hereby waive all rights of first refusal under Section 3 of the Prior Rights Agreement with respect to the sale and issuance by the Company of the Series F Stock (and any Common Stock issuable upon the conversion thereof) in the Purchase. The Prior Investors also hereby waive any notice period required under Section 3 of the Prior Rights Agreement with respect to sale and issuance by the Company of the Series F Stock (and any Common Stock issuable upon the conversion thereof) in the Purchase.

3A. Directed IPO Shares. In the event of an initial public offering of the Company’s Common Stock (an “IPO”), subject to the underwriter’s cutback set forth below, the Company will use its reasonable efforts to cause the managing underwriter(s) of the IPO to designate a number of shares equal to twenty percent (20%) of the Common Stock to be offered in the IPO for sale under a “directed shares program” and shall instruct such underwriter(s) to allocate up to 10% of such directed shares program to be sold to CrossLink Capital or to affiliates designated by Crosslink Capital, and up to 10% of such directed shares program to be sold to Sennett Investments (Mauritius) Pte Ltd (“Temasek”) or to affiliates designated by Temasek. The shares designated by the underwriter(s) for sale under a directed shares program are referred to herein as “directed shares.” CrossLink Capital and Temasek acknowledge that the underwriter(s) may determine in their sole discretion that it is not advisable to designate any or all of such shares as directed shares in the IPO, in which case the number of directed shares may be reduced or no directed shares may be designated, as applicable. CrossLink Capital and Temasek also acknowledge that notwithstanding the terms of this Agreement, the sale of any directed shares to Crosslink Capital pursuant to this Agreement will only be made in compliance with Rules 2010 and 5130 of the Financial Industry Regulatory Authority Rules and federal, state, and local laws, rules, and regulations, and only if the IPO is consummated after one (1) year from the date hereof.

4. ASSIGNMENT AND AMENDMENT.

4.1 Assignment. Notwithstanding anything herein to the contrary:

(a) Information Rights; Refusal Rights. The rights of a Qualified Investor under Section 1.1, Section 1.2 and Section 3 hereof may be assigned only to a party who, following the acquisition of Registrable Securities from a Qualified Investor, holds enough Registrable Securities to be a Qualified Investor. Subject to the minimum stockholding requirement therein, the information rights of a Holder under Section 1 hereof may be assigned to (i) a subsidiary, parent, partner, limited partner, retired partner, member, retired member, Affiliated Fund or stockholder of a Holder or (ii) a Holder’s family member or trust for the benefit of an individual Holder.

(b) Registration Rights. The registration rights of a Holder under Section 2 hereof may be assigned only to a party who acquires at least 25,000 shares of Registrable Securities;

(c) Limitations on Assignments. No party may be assigned any of the foregoing rights in accordance with this Section 4.1 unless the Company is given written notice by the assigning party at the time of such assignment stating the name and address of the assignee and identifying the securities of the Company as to which the rights in question are being assigned; provided further, that any such assignee of such rights is not deemed by the Board of Directors of the Company, in its good faith judgment, to be a competitor of the Company (except that in the case of a venture capital fund, an assignment to a partner, member or an Affiliated Fund shall not be deemed to be an assignment to a competitor); and provided further that any such assignee shall receive such assigned rights subject to all the terms and conditions of this Agreement, including without limitation the provisions of this Section 4.

Notwithstanding anything to the contrary contained in the provisions of Section 4.1(a), (b) or (c), assignments may be made without the Company’s consent or obtaining the minimum number of shares of Registrable Securities noted above or satisfying the definition of a “Qualified Investor” if the assignment is to (i) any subsidiary, parent, general partner, limited partner, retired partner, member, retired member or Affiliated Fund or (ii) any family member or trust for the benefit of an Investor or such Investor’s family member; provided that the Company is given written notice thereof.

4.2 Amendment and Waiver of Rights. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors (and/or any of their permitted successors or assigns) holding at least two thirds (2/3) of the Registrable Securities then held by the Investors (excluding the SVB Warrant Shares) and, solely for amendments and waivers affecting the specific rights of the Founder herein in a manner adverse to and different from the Registrable Securities, at least a majority of the Registrable Securities held by the Founder, and provided, however, that the written consent of the holders of a majority of the then outstanding Series E Preferred Stock shall be required for any amendment or waiver of Sections 3.2(j) and/or (l) as related to the rights of the holders of Series E Preferred Stock and the written consent of the holders of a majority of the then outstanding Series F Preferred Stock shall be required for any amendment or waiver of Sections 3.2(j) and/or (l) and 5.4 as related to the rights of the holders of Series F Preferred Stock (the “Required Consent”). Any amendment or waiver effected in accordance with this Section 4.2 shall be binding upon each Investor, each Holder, each Founder, each permitted successor or assignee of such Investor or Holder and the Company. Notwithstanding anything herein to the contrary, if any amendment to this Agreement is to be made solely for the purpose of adding additional parties as “Investors” hereunder, then such amendment shall not require the consent, approval or signature of any Founder or Investor. Notwithstanding the foregoing, this Agreement may not be amended or terminated and the observance of any term hereof may not be waived with respect to any Investor without the written consent of such Investor, unless such amendment, termination, or waiver applies to all Investors in the same fashion (it being agreed that a waiver of the provisions of Section 3 with respect to a particular transaction shall be deemed to apply to all Investors in the same fashion if such waiver does so by its terms, notwithstanding the fact that certain Investors may nonetheless, by agreement with the Company, purchase securities in such transaction; provided, however, if other Investors are so allowed to purchase securities in such transaction, a waiver of the rights under Section 3 with respect to holders of Series E Preferred Stock shall require the consent of the holders of a majority of the outstanding Series E Preferred Stock and a waiver of the rights of Section 3 with respect to holders of Series F Preferred Stock shall require the consent of the holders of a majority of the outstanding Series F Preferred Stock); provided, however, that, notwithstanding the foregoing, the written consent of the holders of a majority of the then outstanding Series E Preferred Stock and the written consent of the holders of a majority of the then outstanding Series F Preferred Stock shall each be required to the extent so required by Sections 3.2(j) and/or (l).

5. COVENANTS OF THE COMPANY.

5.1 Stock Vesting. From and after the date of this Agreement, all stock and stock equivalents issued by the Company to its employees, directors, consultants and other service providers shall be subject to a vesting schedule that provides for vesting no more quickly than the following: four-year monthly vesting or repurchase restrictions with a one-year cliff, unless otherwise approved by the consent of the Board of Directors. Other than with the consent of the Board of Directors, including the consent of the director appointed by the holders of Preferred Stock, no such vesting terms shall include any acceleration of vesting upon the occurrence of any event. Any options providing for early exercise or any shares of restricted stock shall provide for a repurchase option so that upon termination of the services of the stockholder, with or without cause, the Company or its assignee (to the extent permissible under applicable securities law qualification) retains the option to repurchase at cost.

5.2 Confidential Information and Invention Assignment Agreement. The Company and each person now or hereafter employed, whether as an officer, employee, consultant or contractor, shall enter into the Company’s standard form of Employee Invention Assignment and Confidentiality Agreement, in the form attached to the Series F Agreement, or an employment or consulting agreement, in the forms provided to Investors’ counsel, containing substantially similar terms.

5.3 Common Stock Restrictions. From and after the date of this Agreement, all stock and stock equivalents issued by the Company to its employees, directors, consultants and other service providers shall: (i) not allow any transfer prior to vesting except for certain estate planning transactions; (ii) be subject to a Company right of first refusal until an initial public offering; and (iii) not allow or permit any transfer or sales during a lock-up period of at least 180 days, as required by the underwriters, in conjunction with any pubic offering pursuant to a registration statement.

5.4 Restrictions on Reincorporation. The Company agrees that it will not engage in any transaction that will cause its stockholders to become subject to tax on a pass through basis.

5.5 Restrictions on Acquisition of US Real Property. The Company agrees that it is not and will not become a United States real property holding corporation within the meaning of Section 897(c)(2) of the Internal Revenue Code of 1986, as amended.

6. GENERAL PROVISIONS.

6.1 Notices. Unless otherwise provided herein, any notice required or permitted under this Agreement shall be deemed effective upon the earlier of (a) actual receipt or (b) (i) one (1) business day after delivery by confirmed facsimile transmission, (ii) one (1) business day after the business day of deposit with a nationally recognized overnight courier service for next day delivery, freight prepaid, or (iii) three (3) business days after deposit with the United States Post Office for delivery by registered or certified mail, postage prepaid. Any such notice shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten (10) days’ advance written notice to the other parties:

(a) In the case of the Company, to:

Attention: Chief Executive Officer

Marin Software Incorporated

123 Mission Street, 25th Floor

San Francisco, CA 94105

with a copy (which shall not constitute notice) to:

Samuel B. Angus

Fenwick & West LLP

555 California Street, 12th Floor

San Francisco, CA 94104

(b) In the case of an Investor, at such Investor’s respective address as set forth on Exhibit A hereto.

(c) In the case of a Stockholder, at such Stockholder’s respective address as set forth on Exhibit B hereto.

6.2 Entire Agreement. This Agreement and the documents referred to herein, together with all the exhibits hereto and thereto, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersede the Prior Rights Agreement and any and all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

6.3 Governing Law. This Agreement shall be governed by and construed in accordance with the corporate laws of the State of Delaware and, as to matters other than corporate law, the laws of the State of California as such laws apply to contracts entered into and wholly to be performed therein by residents of such state.

6.4 Severability. If any provision of this Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement. Notwithstanding the forgoing, if the value of this Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then both parties agree to substitute such provision(s) through good faith negotiations.

6.5 Third Parties. Except as specifically provided herein, nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their successors and assigns, any rights or remedies under or by reason of this Agreement.

6.6 Successors and Assigns. Subject to the provisions of Section 4.1, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives.

6.7 Titles and Headings. The titles, captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise specifically stated, all references herein to “Sections” and “Exhibits” will mean sections of this Agreement and exhibits hereto.

6.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.

6.9 Costs and Attorneys’ Fees. Subject to the provisions of Section 6.14 below, in the event that any action, suit or other proceeding is instituted concerning or arising out of this Agreement or any transaction contemplated hereunder, the prevailing party shall recover all of such party’s costs and attorneys’ fees incurred in each such action, suit or other proceeding, including any and all appeals or petitions therefrom.

6.10 Adjustments for Stock Splits, Etc. Wherever in this Agreement there is a reference to a specific number of shares of Common Stock or Preferred Stock of the Company of any class or series, then, upon the occurrence of any subdivision, combination or stock dividend of such class or series of stock, the specific number of shares so referenced in this Agreement shall automatically be proportionally adjusted to reflect the affect on the outstanding shares of such class or series of stock by such subdivision, combination or stock dividend.

6.11 Further Assurances. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.

6.12 Facsimile Signatures. This Agreement may be executed and delivered by facsimile and upon such delivery the facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other party.

6.13 Prior Rights Agreement Superseded. Pursuant to Section 4.2 of the Prior Rights Agreement, the undersigned parties who are parties to such Prior Rights Agreement hereby amend and restate the Prior Rights Agreement to read in its entirety as set forth in this Agreement, all with the intent and effect that the Prior Rights Agreement shall hereby be terminated and entirely replaced and superseded by this Agreement and shall be of no further force or effect.

6.14 Arbitration. The parties agree first to negotiate in good faith to resolve any disputes arising out of or relating to or affecting the subject matter of this Agreement. Any dispute arising out of or relating to or affecting the subject matter of this Agreement not resolved by negotiation shall be settled by binding arbitration in San Francisco County, California before the Judicial Arbitration and Mediation Services, Inc. (“JAMS”) under the JAMS Rules of Practice and Procedure. The arbitrator shall be a former judge of a court of California. Discovery and other procedural matters shall be governed as though the proceeding were an arbitration. Any judgment upon the award may be confirmed and entered in any court having jurisdiction thereof. The arbitrator shall be required to, in all determinations, apply California law without regard to its conflicts of law provisions. Notwithstanding the foregoing, the arbitrator shall apply the substantive law of the state of incorporation of the Company, where applicable. The arbitrator is afforded the jurisdiction to order any provisional remedies, including, without limitation, injunctive relief. The arbitrator may award the prevailing party the costs of arbitration, including reasonable attorneys’ fees and expenses. The arbitrator’s award shall be in writing and shall state the reasons for the award. The parties stipulate that a JAMS employee may be appointed as a judge pro tempore of the Superior Court of San Francisco County if required to carry out the terms of this provision. Arbitration shall be the sole and exclusive means to resolve any dispute.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

THE COMPANY:

Marin Software Incorporated:

/s/ Christopher Lien
Christopher Lien, Chief Executive Officer

[SIGNATURE PAGE TO MARIN SOFTWARE INCORPORATED

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

THE STOCKHOLDERS:

Christopher A. Lien and Rebecca S. Lien, Co-Trustees of the Lien Revocable Trust dated 7/8/2003

/s/ Christopher A. Lien
Christopher A. Lien, Co-Trustee

/s/ Rebecca S. Lien
Rebecca S. Lien, Co-Trustee

[SIGNATURE PAGE TO MARIN SOFTWARE INCORPORATED

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

THE INVESTORS:

SENNETT INVESTMENTS (MAURITIUS) PTE LTD

By:	/s/ Ang Peng Huat
Name:	Ang Peng Huat
Title:	Authorized Signatory

[SIGNATURE PAGE TO MARIN SOFTWARE INCORPORATED

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

THE INVESTORS:

SAP VENTURES FUND I, L.P.

By:	SAP Ventures (GPE) I, LLC,
its general partner

By:	/s/ Nino Marakovic
Name:	Nino Marakovic
Title:	Managing Director

By:	SAP Ventures (GPE) I, LLC,
Its:	General Partner

By:	/s/ R. Douglas Higgins
Name:	R. Douglas Higgins
Title:	Managing Director

[SIGNATURE PAGE TO MARIN SOFTWARE INCORPORATED

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

In Witness Whereof, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

THE INVESTORS:

CROSSLINK VENTURES VI, L.P.

By:	Crosslink Ventures VI Holdings, L.L.C.,
Its:	General Partner

By:	/s/ Mihaly Szigeti
Mihaly Szigeti, Authorized Signatory

CROSSLINK VENTURES VI-B, L.P.

By:	Crosslink Ventures VI Holdings, L.L.C.,
Its:	General Partner

By:	/s/ Mihaly Szigeti
Mihaly Szigeti, Authorized Signatory

OFFSHORE CROSSLINK VENTURES VI UNIT TRUST

By:	Crosslink Ventures VI Holdings, L.L.C.,
Its:	Investment Manager

By:	/s/ Mihaly Szigeti
Mihaly Szigeti, Authorized Signatory

CROSSLINK BAYVIEW VI, L.L.C.

By:	/s/ Mihaly Szigeti
Mihaly Szigeti, Authorized Signatory

[SIGNATURE PAGE TO MARIN SOFTWARE INCORPORATED

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

In Witness Whereof, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

THE INVESTORS:

CROSSLINK CROSSOVER FUND V, L.P.

By:	Crossover Fund V Management, L.L.C.,
Its:	General Partner

By:	/s/ Mihaly Szigeti
Mihaly Szigeti, Authorized Signatory

CROSSLINK CROSSOVER FUND VI, L.P.

By:	Crossover Fund VI Management, L.L.C.,
Its:	General Partner

By:	/s/ Mihaly Szigeti
Mihaly Szigeti, Authorized Signatory

[SIGNATURE PAGE TO MARIN SOFTWARE INCORPORATED

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

In Witness Whereof, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

THE INVESTORS:

DAG VENTURES IV-QP, L.P.

By:	DAG Ventures Management IV, LLC,
Its:	General Partner

By:	/s/ Greg Williams
Greg Williams, Managing Director

DAG VENTURES IV, L.P.

By:	DAG Ventures Management IV, LLC,
Its:	General Partner

By:	/s/ Greg Williams
Greg Williams, Managing Director

DAG VENTURES IV-A, LLC

By:	DAG Ventures Management IV, LLC,
Its:	Manager

By:	/s/ Greg Williams
Greg Williams, Managing Director

[SIGNATURE PAGE TO MARIN SOFTWARE INCORPORATED

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

In Witness Whereof, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

THE INVESTORS:

BENCHMARK CAPITAL PARTNERS VI, L.P.

as nominee for
Benchmark Capital Partners VI, L.P.,
Benchmark Founders’ Fund VI, L.P.,
Benchmark Founders’ Fund VI-B, L.P.
and related individuals

By:	Benchmark Capital Management Co. VI, L.L.C.,
Its:	General Partner

By:	/s/ Steven Spurlock
Steven Spurlock, Managing Member

[SIGNATURE PAGE TO MARIN SOFTWARE INCORPORATED

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

THE INVESTORS:

TRIANGLE PEAK PARTNERS PRIVATE EQUITY, LP

By:	Triangle Peak Partners Private Equity GP, LLC,
General Partner of Triangle Peak Partners Private Equity, LP

By:	/s/ David Pesikoff
Name: David Pesikoff
Title: Managing Member

[SIGNATURE PAGE TO MARIN SOFTWARE INCORPORATED

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

THE INVESTORS:

1998 Taweel Family Trust

/s/ Kevin Taweel
Signature

Kevin Taweel
Printed Name

[SIGNATURE PAGE TO MARIN SOFTWARE INCORPORATED

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

THE INVESTORS:

/s/ A.J. Agarwal
Signature

A.J. Agarwal
Printed Name

[SIGNATURE PAGE TO MARIN SOFTWARE INCORPORATED

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

THE INVESTORS:

/s/ Eric Aroesty
Signature

Eric Aroesty
Printed Name

[SIGNATURE PAGE TO MARIN SOFTWARE INCORPORATED

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

THE INVESTORS:

Daphne Bransten, Trustee, Separate Property UTA dated 9/24/87

By:	/s/ Daphne Bransten
Name:	Daphne Bransten
Title:	Trustee

[SIGNATURE PAGE TO MARIN SOFTWARE INCORPORATED

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

THE INVESTORS:

Robert Bransten, Trustee, Separate Property UTA dated 9/24/87

By:	/s/ Robert Bransten
Name:	Robert Bransten
Title:	Trustee

[SIGNATURE PAGE TO MARIN SOFTWARE INCORPORATED

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

THE INVESTORS:

IRA Resources Inc. FBO Martin Brass 35-21813

/s/ Martin Brass
Signature

Martin Brass
Printed Name

[SIGNATURE PAGE TO MARIN SOFTWARE INCORPORATED

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

THE INVESTORS:

/s/ Tim Brien
Signature

Tim Brien
Printed Name

[SIGNATURE PAGE TO MARIN SOFTWARE INCORPORATED

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

THE INVESTORS:

/s/ Diego Canoso
Signature

Diego Canoso
Printed Name

[SIGNATURE PAGE TO MARIN SOFTWARE INCORPORATED

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

THE INVESTORS:

/s/ Russell James Ellis
Signature

Russell James Ellis
Printed Name

[SIGNATURE PAGE TO MARIN SOFTWARE INCORPORATED

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

THE INVESTORS:

Hutchison Family Trust

/s/ Don Hutchison
Signature

Don Hutchison
Printed Name

Trustee
Title

[SIGNATURE PAGE TO MARIN SOFTWARE INCORPORATED

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

THE INVESTORS:

Lewis Katz Irrevocable Indenture of Trust for Benefit of Grandchildren dated June 12, 2003

/s/ Martin S. Ettin
Signature

Martin S. Ettin
Printed Name

Trustee
Title

[SIGNATURE PAGE TO MARIN SOFTWARE INCORPORATED

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

THE INVESTORS:

Andrew C. Lien Living Trust dated May 23, 2011

/s/ Andrew C. Lien
Signature

Andrew C. Lien
Printed Name

Trustee
Title

[SIGNATURE PAGE TO MARIN SOFTWARE INCORPORATED

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

THE INVESTORS:

/s/ Clinton Toms Newby III
Signature

Clinton Toms Newby III
Printed Name

[SIGNATURE PAGE TO MARIN SOFTWARE INCORPORATED

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

THE INVESTORS:

Risk Family Trust

/s/ Jenny Risk
Signature

Jenny Risk
Printed Name

Trustee
Title

/s/ Gerald Risk
Signature

Gerald Risk
Printed Name

Trustee
Title

[SIGNATURE PAGE TO MARIN SOFTWARE INCORPORATED

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

THE INVESTORS:

/s/ Scott A. Schefrin
Signature

Scott A. Schefrin
Printed Name

[SIGNATURE PAGE TO MARIN SOFTWARE INCORPORATED

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

THE INVESTORS:

/s/ Scott M. Schnuck
Signature

Scott M. Schnuck
Printed Name

[SIGNATURE PAGE TO MARIN SOFTWARE INCORPORATED

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

THE INVESTORS:

TGK Ventures, LLC

/s/ John Hurley
Signature

John Hurley
Printed Name

Managing Partner
Title

[SIGNATURE PAGE TO MARIN SOFTWARE INCORPORATED

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

THE INVESTORS:

/s/ James T. Wooster
Signature

James T. Wooster
Printed Name

[SIGNATURE PAGE TO MARIN SOFTWARE INCORPORATED

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

EXHIBIT A

List of Investors

Sennett Investments (Mauritius) Pte Ltd

SAP Ventures Fund I, L.P.

Crosslink Ventures VI, L.P.

Crosslink Ventures VI-B, L.P.

Offshore Crosslink Ventures VI Unit Trust

Crosslink Bayview VI, L.L.C.

Crosslink Crossover Fund V, L.P.

Crosslink Crossover Fund VI, L.P.

Benchmark Capital Partners VI, L.P.

DAG Ventures IV-QP, L.P.

DAG Ventures IV-A, LLC

DAG Ventures IV, L.P.

Focus Ventures III, L.P.

FV Investors III, L.P.

Triangle Peak Partners Private Equity, LP

1998 Taweel Family Trust

A.J. Agarwal

Amicus Capital, L.P.

Bryan W. Andrzejewski

Arba, LLC

Eric Aroesty

Jill Beck and Marc Beck, as Community Property

Dr. Julius R. Berger

Daphne Bransten, Trustee Separate Property UTA dated 9/24/87

Robert Bransten, Trustee Separate Property UTA dated 9/24/87

Martin M. Brass

IRA Resources Inc. FBO Martin Brass 35-21813

Tim Brien

Mark Britto

Eric Bunting

Diego Canoso

Arthur Cinader, Jr.

Jevin Eagle

Russell James Ellis

F&W Investments LLC – Series 2007

F&W Investments II LLC – Series 2009

Fletcher Family Living Trust

Glenna D. Forristall

Frank, Rimerman Investments XLII

Glasgow Investments, LLC

The Goeglein Living Trust

Alan Grimaldi and Inez Grimaldi, Joint Tenants with Right of Survivorship

Richard H. Gross, Jr.

The Huret Family Trust

Hutchison Family Trust

Lewis Katz Irrevocable Indenture of Trust for Benefit of Grandchildren dated June 12, 2003

Tom Kelly

Andrew C. Lien Living Trust dated May 23, 2011

John R. Litschke

Jon R. Love

Alastair Mactaggart

Alexander Lee Muromcew and Joohee Lee Muromcew, as Tenants in Common

Heather Natsch and Richard Natsch, as Community Property

Clinton Toms Newby III

Orrick Investments 2007 LLC

Konstantin Othmer

Paul Paradis

Thomas B. Peters

Josh Peterson

Risk Family Trust

Rothenberg Family Partners, LP

Sandwith Ventures, LLC

Scott A. Schefrin

Scott M. Schnuck

John Somorjai

Brian Sugar

TGK Ventures, LLC

Robbie Vann-Adibé and Linda Vann-Adibé, as Joint Tenants with Right of Survivorship

Arnold Benton Wolfe, M.D. and Claire LeVine Wolfe, Trustees of the Wolfe Family Trust dated June 11, 2009, and any amendments thereto

James T. Wooster

The Wooster Family Trust

Mitchell Zuklie

EXHIBIT B

List of Stockholders

Christopher A. Lien and Rebecca S. Lien, Co-Trustees of the Lien Revocable Trust dated 7/8/2003

AMENDMENT NO. 1

TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

November 27, 2012

THIS AMENDMENT NO. 1 TO THAT CERTAIN AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (this “Amendment”), is made and entered into as of November 27, 2012 (the “Effective Date”) by and among Marin Software Incorporated, a Delaware corporation (the “Company”), the undersigned investors in the Company (the “Investors”) and the undersigned stockholder in the Company (the “Stockholder”). Capitalized terms not otherwise defined herein shall have the meaning set forth in that certain Amended and Restated Investors’ Rights Agreement dated as of January 25, 2012 by and among the Company, the Investors and the Stockholders (each as named therein) (such agreement, as amended from time to time, the “Investors’ Rights Agreement”).

RECITALS

WHEREAS, to permit the sale of share of Series F-1 Preferred Stock to the Investors under that certain Series F-1 Preferred Stock Purchase Agreement, dated as of even date herewith (the “Series F-1 Agreement”), and to allow the Investors to become parties to the Investors’ Rights Agreement, the Company, the undersigned Investors and the undersigned Stockholder desire to amend certain provisions of the Investors’ Rights Agreement as set forth herein.

WHEREAS, Section 4.2 of the Investors’ Rights Agreement provides that the Investors’ Rights Agreement may be amended by the written consent of (1) the holders of at least two-thirds (2/3) of the Registrable Securities (as defined in Section 2.1 of the Investors’ Rights Agreement) held by Investors, (2) the holders of at least a majority of the Registrable Securities held by the Founder (as defined in Section 2.1 of the Investors’ Rights Agreement) if the amendment affects the rights of the Founder (as defined in the Investors’ Rights Agreement) in a manner adverse to and different from the Registrable Securities, and (3) the Company.

WHEREAS, the undersigned Investors hold at least two-thirds (2/3) of the Registrable Securities held by the Investors and the undersigned Stockholder holds at least a majority of the Registrable Securities held by the Founder, which is sufficient to amend the Investors’ Rights Agreement in accordance with its terms.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendments.

(a) The first paragraph of Section 1.1 of the Investors’ Rights Agreement is hereby amended and restated to read in its entirety as follows:

“1.1 Basic Financial Information. The Company covenants and agrees that, commencing on the date of this Agreement, for so long as any Investor (a “Qualified

1

Investor”) holds at least 50,000 shares of Preferred Stock issued under the Series A Agreement, Series A-1 Agreement, Series B Agreement, Series C Agreement, Series D Agreement, Series E Agreement, Series F Agreement and/or that certain Series F-1 Preferred Stock Purchase Agreement (the “Series F-1 Agreement”) by and among the Company and the Investors purchasing shares of Series F-1 Preferred Stock (the “Series F-1 Stock”) thereunder and/or the equivalent number (on an as-converted basis) of shares of Common Stock of the Company issued upon the conversion of such Preferred Stock (any such shares, “Conversion Stock”), it will:”

(b) Section 2.1(b)(i) of the Investors’ Rights Agreement is hereby amended and restated to read in its entirety as follows:

“(i) all the shares of Common Stock of the Company issued or issuable upon the conversion of any shares of Series A Stock issued under the Series A Agreement, any shares of Series A-1 Stock issued under the Series A-1 Agreement, any shares of Series B Stock issued under the Series B Agreement, any shares of Series C Stock issued under the Series C Agreement, any shares of Series D Stock issued under the Series D Agreement and/or under the Secondary Stock Purchase Agreement, dated as of May 11, 2010, by and between the Company and certain Purchasers (as defined therein), any shares of Series E Stock issued under the Series E Agreement, any shares of Series F Stock issued under the Series F Agreement and/or any shares of Series F-1 Stock issued under the Series F-1 Agreement, as such agreements may hereafter be amended from time to time;”

(c) Section 2.2(a) of the Investors’ Rights Agreement is hereby amended and restated to read in its entirety as follows:

“(a) Request by Holders. If the Company shall receive, at any time after the earlier of (i) the five-year anniversary of the First Closing (as defined in the Series F-1 Agreement) or (ii) six months after the effective date of the Company’s initial public offering of its securities pursuant to a registration filed under the Securities Act, a written request from the Holders of at least fifty percent (50%) of the Registrable Securities then outstanding and held by Investors that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities pursuant to this Section 2.2, then the Company shall, within twenty (20) days after the receipt of such written request, give written notice of such request (the “Request Notice”) to all Holders, and effect, as soon as practicable, the registration under the Securities Act of all Registrable Securities which Holders request to be registered and included in such registration by written notice given by such Holders to the Company within twenty (20) days after receipt of the Request Notice, subject only to the limitations of this Section 2; provided, however, that the Registrable Securities requested by all Holders to be registered pursuant to such request must have an anticipated aggregate public offering price (before any underwriting discounts and commissions) of not less than fifteen million dollars ($15,000,000).”

(d) Section 3.2(f) of the Investors’ Rights Agreement is hereby amended and restated to read in its entirety as follows:

“(f) shares of Series F-1 Stock (and the shares of Common Stock issuable upon conversion thereof) issued under the Series F-1 Agreement, as such agreement may be amended and the grant of the rights set forth in Section 3A of this Agreement;”

2

(e) Section 3.2(j) of the Investors’ Rights Agreement is hereby amended and restated to read in its entirety as follows:

“(j) shares of Common Stock or Preferred Stock (and/or options or warrants therefore) issued or issuable in connection with a Liquidation Event (as defined below); provided, however, that (i) this exclusion shall not apply to the holders of Series E Stock, unless consented to by the holders of at least a majority of the outstanding shares of Series E Stock, (ii) this exclusion shall not apply to the holders of Series F Stock, unless consented to by the holders of at least a majority of the outstanding shares of Series F Stock and (iii) this exclusion shall not apply to the holders of Series F-1 Stock, unless consented to by the holders of at least a majority of the outstanding shares of Series F-1 Stock; and”

(f) Section 3.2(k) of the Investors’ Rights Agreement is hereby amended and restated to read in its entirety as follows:

“(k) [reserved];

1.7 Section 3.2(l) of the Investors’ Rights Agreement is hereby amended and restated to read in its entirety as follows:

“(l) shares of Common Stock or Preferred Stock (or options, or warrants or rights to acquire same), issued or issuable hereafter that are (i) approved by the Board, and (ii) approved by the vote of the holders of at least two-thirds of the then-outstanding Preferred Stock, voting together as a single class on an as-converted basis, as being excluded from the definition of “New Securities” under this Agreement; provided, however, that, except as set forth in subsections 3.2(a) through 3.2(j), the consent of each of (A) the holders of a majority of the then outstanding Series E Stock shall be required for any exclusion from the definition of “New Securities” as related to the rights of the holders of Series E Stock under this Section 3, (B) the holders of a majority of the then outstanding Series F Stock shall be required for any exclusion from the definition of “New Securities” as related to the rights of the holders of Series F Stock under this Section 3 and (C) the holders of a majority of the then outstanding Series F-1 Stock shall be required for any exclusion from the definition of “New Securities” as related to the rights of the holders of Series F-1 Stock under this Section 3.”

(g) The last proviso of Section 3.5 of the Investors’ Rights Agreement is hereby amended and restated to read in its entirety as follows:

“provided, however, that the written consent of the holders of each of (i) a majority of the then outstanding Series E Stock, (ii) a majority of the then outstanding Series F Stock, and (iii) a majority of the then outstanding Series F-1 Stock shall be required to the extent so required by Sections 3.2(j) and/or k) above.”

(h) Section 3.6 of the Investors’ Rights Agreement is hereby amended and restated to read in its entirety as follows:

“3.6 Waiver of Right of First Refusal. The undersigned Prior Investors, which holders satisfy the requirements of Section 3.5 hereof, hereby waive all rights of first refusal under Section 3 of the Prior Rights Agreement with respect to the sale and

3

issuance by the Company of the Series F-1 Stock (and any Common Stock issuable upon the conversion thereof). The Prior Investors also hereby waive any notice period required under Section 3 of the Prior Rights Agreement with respect to sale and issuance by the Company of the Series F-1 Stock (and any Common Stock issuable upon the conversion thereof).”

(i) Section 4.2 of the Investors’ Rights Agreement is hereby amended and restated to read in its entirety as follows:

“4.2 Amendment and Waiver of Rights. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors (and/or any of their permitted successors or assigns) holding at least two thirds (2/3) of the Registrable Securities then held by the Investors (excluding the SVB Warrant Shares) and, solely for amendments and waivers affecting the specific rights of the Founder herein in a manner adverse to and different from the Registrable Securities, at least a majority of the Registrable Securities held by the Founder, and provided, however, that the written consent of each of (a) the holders of a majority of the then outstanding Series E Preferred Stock shall be required for any amendment or waiver of Sections 3.2(j) and/or (l) as related to the rights of the holders of Series E Stock, (b) the holders of a majority of the then outstanding Series F Stock shall be required for any amendment or waiver of Sections 3.2(j) and/or (l) and 5.4 as related to the rights of the holders of Series F Stock, (c) the holders of a majority of the then outstanding Series F-1 Stock, shall be required for any amendment or waiver of Sections 3.2(j) and/or (l) as related to the rights of the holders of Series F-1 Stock and (d) CrossLink Capital and Temasek shall be required for any amendment or waiver of Section 3A as related to the rights of CrossLink Capital or Temasek, as the case may be (the “Required Consent”). Any amendment or waiver effected in accordance with this Section 4.2 shall be binding upon each Investor, each Holder, the Founder, each permitted successor or assignee of such Investor or Holder and the Company. Notwithstanding anything herein to the contrary, if any amendment to this Agreement is to be made solely for the purpose of adding additional parties as “Investors” hereunder, then such amendment shall not require the consent, approval or signature of any Founder or Investor. Notwithstanding the foregoing, this Agreement may not be amended or terminated and the observance of any term hereof may not be waived with respect to any Investor without the written consent of such Investor, unless such amendment, termination, or waiver applies to all Investors in the same fashion (it being agreed that a waiver of the provisions of Section 3 with respect to a particular transaction shall be deemed to apply to all Investors in the same fashion if such waiver does so by its terms, notwithstanding the fact that certain Investors may nonetheless, by agreement with the Company, purchase securities in such transaction; provided, however, if other Investors are so allowed to purchase securities in such transaction, a waiver of the rights under Section 3 with respect to holders of Series E Stock shall require the consent of the holders of a majority of the outstanding Series E Stock, a waiver of the rights of Section 3 with respect to holders of Series F Stock shall require the consent of the holders of a majority of the outstanding Series F Stock and a waiver of the rights of Section 3 with respect to holders of Series F-1 Stock shall require the consent of the holders of a majority of the outstanding Series F-1 Stock); provided, however, that, notwithstanding the foregoing, the written consent of each of (i) the holders of a majority of the then outstanding Series E Stock, (ii) the holders of a majority of the then outstanding Series F Stock and (iii) the holders of a majority of the then

4

outstanding Series F-1 Stock, shall each be required to the extent so required by Sections 3.2(j) and/or (l).”

(k) Section 5 of the Investors’ Rights Agreement is hereby amended to add a new Section 5.6 to read in its entirety as follows:

“5.6 Termination of Certain Rights. The Company’s obligations under this Section 5 will terminate upon the earliest to occur of (a) the closing of an IPO or (b) upon the closing of a Liquidation Event.”

(l) Section 6 of the Investors’ Rights Agreement is hereby amended to add a new Section 6.15 to read in its entirety as follows:

“6.15 Additional Investors. Notwithstanding anything to the contrary contained herein, if the Company issues additional shares of the Series F-1 Stock after the date of this Agreement pursuant to the Series F-1 Agreement, any purchaser of such shares of Series F-1 Stock may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement, and thereafter shall be deemed an “Investor” for all purposes hereunder. No action or consent by the Investors shall be required for such joinder to this Agreement by such additional Investor, so long as such additional Investor has agreed in writing to be bound by all of the obligations as an “Investor” hereunder.”

(m) Section 6 of the Investors’ Rights Agreement is hereby amended to add a new Section 6.16 to read in its entirety as follows:

“6.16 Termination. This Agreement shall terminate upon there ceasing to be any obligations pursuant to Sections 1, 2, 3, 3A and 5 of this Agreement.”

(n) Exhibit A and Exhibit B attached to the Investors’ Rights Agreement shall be amended and restated in their entirety to read as set forth on Exhibit A and Exhibit B, respectively, attached hereto.

2. Authorization. The parties hereto represent that that each such party is fully authorized and empowered to enter into this Amendment and that this Amendment constitutes each such party’s valid and legally binding obligation, enforceable in accordance with its terms.

3. Miscellaneous.

(a) Full Force and Effect. Except as specifically amended hereby, the Investors’ Rights Agreement shall continue in full force and effect as originally, unmodified in any way. This Amendment shall be deemed to form an integral part of the Investors’ Rights Agreement and shall be effective as of date of the Investors’ Rights Agreement as if the provisions hereof had been incorporated into the Investors’ Rights Agreement as originally executed. In the event of any inconsistency or conflict between the provisions of the Investors’ Rights Agreement and this Amendment, the provisions of this Amendment will prevail and govern. All references to the “Agreement” in the Investors’ Rights Agreement shall hereinafter refer to the Investors’ Rights Agreement as amended by this Amendment.

5

(b) Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.

(c) Facsimile Signatures. This Amendment may be executed and delivered by facsimile and upon such delivery the facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other party.

(d) Governing Law. This Amendment shall be governed by and construed in accordance with the corporate laws of the State of Delaware and, as to matters other than corporate law, the laws of the State of California as such laws apply to contracts entered into and wholly to be performed therein by residents of such state.

(e) Entire Agreement. This Amendment, together with the Investors’ Rights Agreement, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Amendment and the Investors’ Rights Agreement, and supersede any and all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

[Remainder of Page Left Blank Intentionally.]

6

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 To Amended And Restated Investors’ Rights Agreement as of the date first written above.

COMPANY:

MARIN SOFTWARE INCORPORATED
A Delaware corporation

By:	/s/ Christopher Lien
Christopher Lien
Chief Executive Officer

[SIGNATURE PAGE TO THE AMENDMENT NO. 1 TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 To Amended And Restated Investors’ Rights Agreement as of the date first written above.

STOCKHOLDER:

Christopher A. Lien and Rebecca S. Lien,
Co-Trustees of the Lien Revocable Trust dated 7/8/2003

/s/ Christopher A. Lien
Christopher A. Lien, Co-Trustee

/s/ Rebecca S. Lien
Rebecca S. Lien, Co-Trustee

[SIGNATURE PAGE TO THE AMENDMENT NO. 1 TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 To Amended And Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

SENNETT INVESTMENTS (MAURITIUS) PTE LTD

By:	/s/ Ang Peng Huat
Name:	Ang Peng Huat
Title:	Authorized Signatory

[SIGNATURE PAGE TO THE AMENDMENT NO. 1 TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 To Amended And Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

BENCHMARK CAPITAL PARTNERS VI, L.P.

as nominee for
Benchmark Capital Partners VI, L.P.,
Benchmark Founders’ Fund VI, L.P.,
Benchmark Founders’ Fund VI-A, L.P., and
Benchmark Founders’ Fund VI-B, L.P.
and related individuals

By:	Benchmark Capital Management Co. VI, L.L.C., general partner

By:	/s/ Steven Spurlock
Steven Spurlock, Managing Member

[SIGNATURE PAGE TO THE AMENDMENT NO. 1 TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 To Amended And Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

FOCUS VENTURES III, L.P.

By:	Focus Ventures Partners III, LLC,
Its:	General Partner

By:	/s/ Kevin J. McQuillan
Kevin J. McQuillan, Managing Partner

FV INVESTORS III, L.P.

By:	Focus Ventures Partners III, LLC,
Its:	General Partner

By:	/s/ Kevin J. McQuillan
Kevin J. McQuillan, Managing Partner

[SIGNATURE PAGE TO THE AMENDMENT NO. 1 TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 To Amended And Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

CROSSLINK VENTURES VI, L.P.

By:	Crosslink Ventures VI Holdings, L.L.C.,
Its:	General Partner

By:	/s/ Mihaly Szigeti
Mihaly Szigeti, Authorized Signatory

CROSSLINK VENTURES VI-B, L.P.

By:	Crosslink Ventures VI Holdings, L.L.C.,
Its:	General Partner

By:	/s/ Mihaly Szigeti
Mihaly Szigeti, Authorized Signatory

OFFSHORE CROSSLINK VENTURES VI UNIT TRUST

By:	Crosslink Ventures VI Holdings, L.L.C.,
Its:	Investment Manager

By:	/s/ Mihaly Szigeti
Mihaly Szigeti, Authorized Signatory

CROSSLINK BAYVIEW VI, L.L.C.

By:	/s/ Mihaly Szigeti
Mihaly Szigeti, Authorized Signatory

CROSSLINK CROSSOVER FUND V, L.P.

By:	Crosslink Ventures V Management, L.L.C.,
Its:	General Partner

By:	/s/ Mihaly Szigeti
Mihaly Szigeti, Authorized Signatory

[SIGNATURE PAGE TO THE AMENDMENT NO. 1 TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 To Amended And Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

DAG VENTURES IV-QP, L.P.

By:	DAG Ventures Management IV, LLC,
Its:	General Partner

By:	/s/ Greg Williams
Greg Williams, Managing Director

DAG VENTURES IV, L.P.

By:	DAG Ventures Management IV, LLC,
Its:	General Partner

By:	/s/ Greg Williams
Greg Williams, Managing Director

DAG VENTURES IV-A, LLC

By:	DAG Ventures Management IV, LLC,
Its:	Manager

By:	/s/ Greg Williams
Greg Williams, Managing Director

[SIGNATURE PAGE TO THE AMENDMENT NO. 1 TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 To Amended And Restated Investors’ Rights Agreement as of the date first written above.

THE INVESTORS:

CROSSLINK CROSSOVER FUND V, L.P.

By:	Crossover Fund V Management, L.L.C.,
Its:	General Partner

By:	/s/ Mihaly Szigeti
Mihaly Szigeti, Authorized Signatory

CROSSLINK CROSSOVER FUND VI, L.P.

By:	Crossover Fund VI Management, L.L.C.,
Its:	General Partner

By:	/s/ Mihaly Szigeti
Mihaly Szigeti, Authorized Signatory

[SIGNATURE PAGE TO THE AMENDMENT NO. 1 TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 To Amended And Restated Investors’ Rights Agreement as of the date first written above.

THE INVESTORS:

SAP VENTURES FUND I, L.P.

By:	SAP Ventures (GPE) I, LLC,
its general partner

By:	/s/ Nino Marakovic

Name:	Nino Marakovic
Title:	Managing Director

By:	SAP Ventures (GPE) I, LLC,
Its:	General Partner

By:	/s/ R. Douglas Higgins

Name:	R. Douglas Higgins
Title:	Managing Director

[SIGNATURE PAGE TO THE AMENDMENT NO. 1 TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 To Amended And Restated Investors’ Rights Agreement as of the date first written above.

THE INVESTORS:

Andrew C. Lien Living Trust dated May 23, 2011

/s/ Andrew C. Lien
Signature

Andrew C. Lien
Printed Name

Trustee
Title

[SIGNATURE PAGE TO THE AMENDMENT NO. 1 TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 To Amended And Restated Investors’ Rights Agreement as of the date first written above.

THE INVESTORS:

/s/ A.J. Agarwal
Signature

A.J. Agarwal
Printed Name

[SIGNATURE PAGE TO THE AMENDMENT NO. 1 TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 To Amended And Restated Investors’ Rights Agreement as of the date first written above.

THE INVESTORS:

Arba, LLC

/s/ Dave Pell
Signature

Dave Pell
Printed Name

Managing Member
Title

[SIGNATURE PAGE TO THE AMENDMENT NO. 1 TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 To Amended And Restated Investors’ Rights Agreement as of the date first written above.

THE INVESTORS:

/s/ Eric Aroesty
Signature

Eric Aroesty
Printed Name

[SIGNATURE PAGE TO THE AMENDMENT NO. 1 TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 To Amended And Restated Investors’ Rights Agreement as of the date first written above.

THE INVESTORS:

/s/ Martin M. Brass
Signature

Martin M. Brass
Printed Name

[SIGNATURE PAGE TO THE AMENDMENT NO. 1 TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 To Amended And Restated Investors’ Rights Agreement as of the date first written above.

THE INVESTORS:

IRA Resources Inc. FBO Martin Brass 35-21813

/s/ Martin Brass
Signature

Martin Brass
Printed Name

[SIGNATURE PAGE TO THE AMENDMENT NO. 1 TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 To Amended And Restated Investors’ Rights Agreement as of the date first written above.

THE INVESTORS:

Daphne Bransten, Trustee, Separate Property UTA dated 9/24/87

By:	/s/ Daphne Bransten

Name:	Daphne Bransten
Title:	Trustee

[SIGNATURE PAGE TO THE AMENDMENT NO. 1 TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 To Amended And Restated Investors’ Rights Agreement as of the date first written above.

THE INVESTORS:

Robert Bransten, Trustee, Separate Property UTA dated 9/24/87

By:	/s/ Robert Bransten

Name:	Robert Bransten
Title:	Trustee

[SIGNATURE PAGE TO THE AMENDMENT NO. 1 TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 To Amended And Restated Investors’ Rights Agreement as of the date first written above.

THE INVESTORS:

/s/ Diego Canoso
Signature

Diego Canoso
Printed Name

[SIGNATURE PAGE TO THE AMENDMENT NO. 1 TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 To Amended And Restated Investors’ Rights Agreement as of the date first written above.

THE INVESTORS:

/s/ Russell James Ellis
Signature

Russell James Ellis
Printed Name

[SIGNATURE PAGE TO THE AMENDMENT NO. 1 TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 To Amended And Restated Investors’ Rights Agreement as of the date first written above.

THE INVESTORS:

Lewis Katz Irrevocable Indenture of Trust for Benefit of Grandchildren dated June 12, 2003

/s/ Martin S. Ettin
Signature

Martin S. Ettin
Printed Name

Trustee
Title

[SIGNATURE PAGE TO THE AMENDMENT NO. 1 TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 To Amended And Restated Investors’ Rights Agreement as of the date first written above.

THE INVESTORS:

/s/ Clinton Toms Newby III
Signature

Clinton Toms Newby III
Printed Name

[SIGNATURE PAGE TO THE AMENDMENT NO. 1 TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 To Amended And Restated Investors’ Rights Agreement as of the date first written above.

THE INVESTORS:

/s/ Thomas B. Peters
Signature

Thomas B. Peters
Printed Name

[SIGNATURE PAGE TO THE AMENDMENT NO. 1 TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 To Amended And Restated Investors’ Rights Agreement as of the date first written above.

THE INVESTORS:

/s/ Scott M. Schnuck
Signature

Scott M. Schnuck
Printed Name

[SIGNATURE PAGE TO THE AMENDMENT NO. 1 TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 To Amended And Restated Investors’ Rights Agreement as of the date first written above.

THE INVESTORS:

TGK Ventures, LLC

/s/ John Hurley
Signature

John Hurley
Printed Name

Managing Partner
Title

[SIGNATURE PAGE TO THE AMENDMENT NO. 1 TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 To Amended And Restated Investors’ Rights Agreement as of the date first written above.

THE INVESTORS:

TTCER Partners, LLC

/s/ William N. Thorndike, Jr.
Signature

William N. Thorndike, Jr.
Printed Name

Manager
Title

[SIGNATURE PAGE TO THE AMENDMENT NO. 1 TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 To Amended And Restated Investors’ Rights Agreement as of the date first written above.

THE INVESTORS:

The Wooster Family Trust

/s/ James F. Wooster
Signature

James F. Wooster
Printed Name

Trustee
Title

[SIGNATURE PAGE TO THE AMENDMENT NO. 1 TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 To Amended And Restated Investors’ Rights Agreement as of the date first written above.

THE INVESTORS:

/s/ James T. Wooster
Signature

James T. Wooster
Printed Name

[SIGNATURE PAGE TO THE AMENDMENT NO. 1 TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 To Amended And Restated Investors’ Rights Agreement as of the date first written above.

THE INVESTORS:

/s/ Scott A. Schefrin
Signature

Scott A. Schefrin
Printed Name

[SIGNATURE PAGE TO THE AMENDMENT NO. 1 TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

EXHIBIT A

List of Investors

Sennett Investments (Mauritius) Pte Ltd

SAP Ventures Fund I, L.P.

Crosslink Ventures VI, L.P.

Crosslink Ventures VI-B, L.P.

Offshore Crosslink Ventures VI Unit Trust

Crosslink Bayview VI, L.L.C.

Crosslink Crossover Fund V, L.P.

Crosslink Crossover Fund VI, L.P.

Benchmark Capital Partners VI, L.P.

DAG Ventures IV-QP, L.P.

DAG Ventures IV-A, LLC

DAG Ventures IV, L.P.

Focus Ventures III, L.P.

FV Investors III, L.P.

Triangle Peak Partners Private Equity, LP

1998 Taweel Family Trust

A.J. Agarwal

Amicus Capital, L.P.

Bryan W. Andrzejewski

Arba, LLC

Eric Aroesty

Jill Beck and Marc Beck, as Community Property

Dr. Julius R. Berger

Daphne Bransten, Trustee Separate Property UTA dated 9/24/87

Robert Bransten, Trustee Separate Property UTA dated 9/24/87

Martin M. Brass

IRA Resources Inc. FBO Martin Brass 35-21813

Tim Brien

Mark Britto

Eric Bunting

Diego Canoso

Arthur Cinader, Jr.

Jevin Eagle

Russell James Ellis

F&W Investments LLC – Series 2007

F&W Investments II LLC – Series 2009

Fletcher Family Living Trust

Glenna D. Forristall

Frank, Rimerman Investments XLII

Glasgow Investments, LLC

The Goeglein Living Trust

Alan Grimaldi and Inez Grimaldi, Joint Tenants with Right of Survivorship

Richard H. Gross, Jr.

The Huret Family Trust

Hutchison Family Trust

Lewis Katz Irrevocable Indenture of Trust for Benefit of Grandchildren dated June 12, 2003

Tom Kelly

Andrew C. Lien Living Trust dated May 23, 2011

John R. Litschke

Jon R. Love

Alastair Mactaggart

Alexander Lee Muromcew and Joohee Lee Muromcew, as Tenants in Common

Heather Natsch and Richard Natsch, as Community Property

Clinton Toms Newby III

Orrick Investments 2007 LLC

Konstantin Othmer

Paul Paradis

Thomas B. Peters

Josh Peterson

Risk Family Trust

Rothenberg Family Partners, LP

Sandwith Ventures, LLC

Scott A. Schefrin

Scott M. Schnuck

John Somorjai

Brian Sugar

TGK Ventures, LLC

TTCER Partners, LLC

Robbie Vann-Adibé and Linda Vann-Adibé, as Joint Tenants with Right of Survivorship

Arnold Benton Wolfe, M.D. and Claire LeVine Wolfe, Trustees of the Wolfe Family Trust dated June 11, 2009, and any amendments thereto

James T. Wooster

The Wooster Family Trust

Mitchell Zuklie

EXHIBIT B

List of Stockholders

Christopher A. Lien and Rebecca S. Lien, Co-Trustees of the Lien Revocable Trust dated 7/8/2003